UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2014

SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

California	000-50142	20- 4956638
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation or organization)		No.)

3400 Douglas Boulevard, Suite #285
Roseville, California 95661
(Address and telephone number of principal executive offices) (Zip Code)

(916) 770-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2014, the shareholders of Solar Power Inc. approved an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock of the Company from Two Hundred and Fifty Million (250,000,000) to One Billion (1,000,000,000).

A copy of the Amendment to the Amended and Restated Articles of Incorporation of the Company as filed with the California Secretary of State on July 10, 2014, is attached hereto as Exhibit 3.2A and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

3.2A	Amendment to Articles of Amended and Restated Articles of Incorporation dated May 19, 2014 as filed with the California Secretary of State on July 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation

Dated: July 14, 2014	/s/ Roger Yu
Roger Yu
Chief Financial Officer

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